Exhibit 99.1

FOR IMMEDIATE RELEASE

Celsius Holdings, Inc. Reports Record Second Quarter 2021 Financial Results

Revenue of $65.1 million, up 116% from $30.0 million in Q2 2020

Domestic Revenue increased 157% to $53.6 million, up from $20.8 million in Q2 2020

International Revenue increased 25% to $11.5 million, from $9.2 million in Q2 2020

BOCA RATON, FL, August 12, 2021/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today reported financial results for the second quarter ended June 30, 2021. Management will host a conference call today at 10:00 a.m. Eastern Time to discuss the results with the investment community.

A PDF containing our second quarter 2021 results and full financial tables is available at:

www.celsiusholdingsinc.com/Q2_2021

To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

US: 877-709-8150

International: 201-689-8354

An audio replay of the call will be available on the Company’s website at:

https://www.celsiusholdingsinc.com/press-releases/

About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH), is a global company with a proprietary, clinically proven formula for its master brand CELSIUS® and all its sub-brands. A lifestyle fitness and supplement drink and a pioneer in the rapidly growing performance energy sector, CELSIUS® has five drink lines that each offer proprietary, functional, healthy-energy formulas clinically-proven to offer significant health benefits to its users. The five lines include, CELSIUS® Originals, CELSIUS HEAT™, CELSIUS® BCAA +Energy, CELSIUS® On-the-Go, and CELSIUS® Sweetened with Stevia. CELSIUS® has zero sugar, no preservatives, no aspartame, no high fructose corn syrup, and is non-GMO, with no artificial flavors or colors. The CELSIUS® line of products is Certified Kosher and Vegan. CELSIUS® is also soy and gluten-free and contains very little sodium. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. CELSIUS® is sold nationally at Target, CVS, Walmart, GNC, Vitamin Shoppe, 7-Eleven, Dick’s Sporting Goods, The Fresh Market, Sprouts and other key regional retailers such as HEB, Publix, Winn-Dixie, Harris Teeter, Shaw’s and Food Lion. It is also available on Amazon, at fitness clubs and in select micro-markets across the country. For more information, please visit: http://www.celsiusholdingsinc.com

Investor Relations:
Cameron Donahue
(651) 707-3532
cdonahue@celsius.com

CELSIUS HOLDINGS

Nasdaq: CELH

Celsius Holdings Announces Record Second Quarter 2021 Financial Results

*Revenue of **$65.1** million, up **117%** from $30.0 million in the year ago quarter*

*N. America revenue increased **158%** to **$53.6** million, up from $20.8 million in the year ago quarter*

*International revenue increased **25%** to **$11.5** million, from $9.2 million in the year ago quarter*

Flash Financials $(000)'s	2Q 2021	2Q 2020	% Change	6M FY 2021	6M FY 2020	% Change
Revenue	$65.1	$30.0	117%	$115.1	$58.2	98%
N. America	$53.6	$20.8	157%	$92.6	$40.2	130%
International	$11.5	$9.2	25%	$22.5	$18.0	25%
Gross Margin % (GM ex. Freight)	43.4% (51.8%)	43.3% (50.5%)	10 BPS (130 BPS)	42.4% (50.8%)	44.7% (51.9%)	-230 BPS (-110 BPS)
EBITDA*	$7.9	$2.6	204%	$12.9	$5.4	139%
Income	$4.0	$1.6	150%	$4.5	$2.1	114%

*Adjusted EBITDA excluding one-time charges

2nd Quarter 2021 Highlights

- Revenue of $65.1 million, up 117% from $30.0 million in the year ago quarter
    - Domestic revenue increased 157% to $53.6 million, up from $20.8 million in the year ago quarter. The increase was driven by accelerating triple-digit growth in traditional channels of trade, expansion with world class retailers, and further activation & growth from our distribution partners
    - Triple digit growth in both fitness and vending channels which contributed approximately $4.9 million of incremental revenue when compared to the prior year quarter
    - Direct Store Delivery (DSD) network delivered growth of 333% in our distributor revenues when compared to the prior year quarter
- International revenue increased 25% to $11.5 million, from $9.2 million in the year ago quarter
    - Nordic revenues increased by 23% to $10.8 million driven by growth in CELSIUS® portfolio and positive currency translation to USD; This was partially off-set by COVID lockdowns across the markets
    - Revenues from other International markets totaled $681,000 which included royalty revenues from China

Growth Trends in Revenue By Quarter (Unaudited)

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$3.1
$1.7
$3.7
$7.1
$8.8
$9.2
$10.0
$7.3
$11.0
$11.5
$11.4
$14.4
$16.8
$17.1
$19.4
$20.8
$26.9
$28.4
$39.0
$53.6
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2 '21

- Gross profit of $28.2 million, up 117% from $13.0 million in the year ago quarter
- Gross Profit margins were 43.4% (51.8% excluding outbound freight) of revenues for the three months ended June 30, 2021 from 43.3% for the prior year quarter
- Net Income of $4.0 million, up 150% from $1.6 million in the year ago quarter
- *Non-GAAP Adjusted EBITDA excluding one-time charges increased 204% to approximately $7.9 million, compared to $2.6 million in the year ago quarter

Six months ended June 30th, 2021 Highlights

- Revenue of $115.1 million, up 98% from $58.2 million for the six months ended June 30, 2020
    - Domestic revenue increased 130% to $92.6 million, up from $40.2 million in the year ago period
    - Continued expansion of Direct Store Delivery (DSD) network delivered growth of 273% in our distributor revenues compared to the prior year period
    - Fitness and vending channels reflected triple digit growth which contributed approximately $6.2 million of incremental revenue when compared to the prior year
- International revenue increased 25% to $22.5 million, from $18.0 million in the 2020 period
    - Nordic revenues increased by 22.5% to $21.2 from $17.3 in the prior year period
    - Asian revenues (which primarily consist of royalty revenues from our China licensee) for the six months ended June 30, 2021 were $1.2 million, an increase of 94.4% from $594,000 for the prior year period
    - Other international markets generated $189,000 in revenues during the six months ended June 30, 2021, an increase of $15,000 from $163,000 for the prior year
- Gross profit of $48.8 million, up 88% from $26.0 million for the six months ended June 30, 2020
- Gross profit margins were 42.4% (50.8% excluding outbound freight), for the six months ended June 30, 2021 from 44.7% (51.9% excluding outbound freight), for the prior year period
- Net Income of $4.5 million compared to a net income of $2.1 million in the 2020 period
- *Non-GAAP Adjusted EBITDA excluding one-time charges totaled approximately $12.9 million compared to $5.4 million in 2020, an increase of 139%

SUBS
SALADS
GYROS
CELSIUS
CELSIUS
PEACH VIBE
LIVE FIT

** The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA, a non-GAAP financial measure, may provide users with additional insights into operating performance*

Distribution Highlights

Dustin Poirier | UFC

CELSIUS BRAND
PERFORMANCE VS. CATEGORY
CELSIUS.
OUTPACING GROWTH 10X
Trend forward functional energy brand has gained momentum as CELSIUS® is growing faster than the category, at a reported +118% y/y for 52-wks
(Last 52 Weeks Ending 7/03/21, NielsenIQ, Energy Drink Category: TOTAL US)

CELH Total Company Volume, Pricing & $ Sales Growth*

Volume
Pricing
Sales Growth
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
31-Mar
26-May
21-Jul
15-Sep
10-Nov
5-Jan
2-Mar
27-Apr
22-Jun
17-Aug
12-Oct
7-Dec
1-Feb
28-Mar
23-May
18-Jul
12-Sep
7-Nov
2-Jan
27-Feb
24-Apr
19-Jun
2018
2019
2020
2021

CELH $ Share in the Energy Drink Category*

Change in Dollar Share (bps)
Dollar Share (%)
Dollar Share (%)
Change in Dollar Share (bps)
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
120
100
80
60
40
20
0
31-Mar
26-May
21-Jul
15-Sep
10-Nov
5-Jan
2-Mar
27-Apr
22-Jun
17-Aug
12-Oct
7-Dec
1-Feb
28-Mar
23-May
18-Jul
12-Sep
7-Nov
2-Jan
27-Feb
24-Apr
19-Jun
2018
2019
2020
2021

*Source: NielsenIQ, Goldman Sachs Global Investment Research

- ⇒ The most recent reported Nielsen scan data as of 7.03.21, showing Celsius sales up +193% y/y for 2-wks and +195% for 12-wks, with a 1.6% share of the energy category over the last 4-wks. On a 2-year stacked basis, CELH sales were up +254% y/y for 2-wks and +244% for 12-wks. This compares to the energy category which grew 11% y/y for 2-wks and 16% for 12-wks over the same time period
    - ⇒ On Amazon CELSIUS® is the third largest energy drink with a 13.12% share of the Energy Drink Category, just 1.32% share behind RED BULL® at a 14.44% share and 18.13% share behind MONSTER® at 31.25% (Last 52 Weeks Ending 7/10/21, Stackline, Energy Drink Category: Total US)
    - ⇒ According to Stackline's latest YTD LEADERBOARD Rankings, "Most Popular Searched Brands in the U.S., Grocery Department", CELSIUS is the #1 FASTEST growing brand while positioned at #18 overall for the reporting period ending July 3, 2021, in total Grocery Department on Amazon.
- ⇒ US store count now exceeds 100k locations nationally, growing 20k doors from the beginning of 2020, with additional expansion planned throughout 2021 as retailer resets take place
    - ⇒ Secured additional distribution agreements with partners in the Anheuser-Busch InBev, PepsiCo, Keurig Dr. Pepper, and MillerCoors networks, further expanding availability to new regions as Celsius builds out its national distribution network which now includes over 189 regional direct store delivery (DSD) partners which now covers 90% of the major metropolitan markets and 85% of US counties
    - ⇒ Direct Store Delivery (DSD) network delivered growth of 333% in the second quarter of 2021 when compared to the prior year quarter
    - ⇒ 45% of retail stores are now serviced by Direct Store Delivery (DSD). Key retail accounts over 75% transitioned to DSD include: Target, Walmart, RaceTrac, Kroger, Circle K, Speedway & Murphy USA., with CVS and 7-11 also in process and more being transitioned in second half of 2021 and into 2022
- ⇒ The Company placed an additional 300 coolers in the second quarter and over 500 through the first six months of 2021. Comprehensive tracking tools implemented to leverage growth acceleration metrics with retail partners. Additional cooler expansion through back half of the year
- ⇒ Implemented contingency plans to secure can inventory for production to ensure inventory availability. The Company anticipates approximately 50% of can supply for 2021 will be sourced from imported & wrapped cans, decreasing through the back half of the year with correlation margin improvements
- ⇒ Expanding warehouse distribution locations to a regional six orbit model to drive efficiencies and implementing contingency plans to further secure raw materials with minimum floor stock programs, blanket purchase orders and secondary & third supplier alternatives. Teams continue to quickly adapt to the new COVID environment and focused on driving efficiencies and operational performance
- ⇒ Further integrated & leveraged synergistic benefits from our global operations, focusing on marketing, operations, and financial integrations, implementing our strategy to build a globally dominate, iconic brand

Nordic Update and EU Expansion

SOCKERFRI
CELSIUS
Tropical Twist
PINEAPPLE, STRAWBERRY & LIME
KOLSYRAD VITAMINBERIKAD
200 MG KOFFEIN

- ⇒ Second quarter Nordic Celsius sales increased 23% versus the prior year, driven by growth in the CELSIUS portfolio and the launch of two new Tropical flavors (Tropical Twist, Tropical Lemonade)
- ⇒ Global Celsius EMEA packaging launched in Finland where initial results have been positive with the main retailer SOK expanding listing to 832 stores
- ⇒ Launched FAST portfolio through Amazon in the US during the second quarter
- ⇒ EU Amazon launch commencing in the third quarter of 2021, starting with Germany and the UK
  - ⇒ Anticipate additional EU countries including Sweden, Spain, Italy, France and several others to launch in the back-half of 2021 and through 2022.

SOCKERFRI
CELSIUS
Tropical Lemonade
LEMON SODA
KOLSYRAD VITAMINBERIKAD
200 MG KOFFEIN

INNOVATIVE PORTFOLIO CAPITALIZING ON TODAY'S HEALTH & WELLNESS TRENDS

Conference Call

Management will host a conference call today, Thursday, August 12, 2021 at 10:00 a.m. ET to discuss the results with the investment community.

U.S.:	877-709-8150
International:	201-689-8354

Disclosures can be found on the Company's online disclosure portal at: https://www.celsiusholdingsinc.com/sec-filings/

About Celsius Holdings, Inc.

Forward-Looking Statements

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this press release.

Financial Tables

Celsius Holdings, Inc.
Consolidated Balance Sheet

	June 30, 2021 (Unaudited)	December 31, 2020 (1)
ASSETS		
Current assets:		
Cash	$ 83,789,981	$ 43,248,021
Accounts receivable-net	32,398,823	14,986,213
Note receivable-current	2,545,745	1,885,887
Inventories-net	63,826,596	18,403,622
Prepaid expenses and other current assets	22,744,642	14,626,922
Total current assets	205,305,787	93,150,665
Note receivable	7,000,800	9,429,437
Property and equipment-net	1,617,002	579,377
Right-of-use asset-operating leases	704,857	836,038
Right-of-use asset-finance leases	100,365	162,119
Long-term security deposits	112,456	122,733
Intangibles	16,287,537	16,590,083
Goodwill	10,419,321	10,419,321
Total Assets	**$ 241,548,125**	**$ 131,289,773**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable and accrued expenses	$ 52,992,075	$ 25,412,753
Lease liability-operating leases	318,142	321,283
Lease liability-finance leases	191,753	205,824
Other current liabilities	754,907	425,232
Total current liabilities	54,256,877	26,365,092
Long-term liabilities:		
Lease liability-operating leases	391,157	514,948
Lease liability-finance leases	60,731	82,290
Total Liabilities	**54,708,765**	**26,962,330**
Stockholders' Equity:		
Common stock, $0.001 par value; 100,000,000 shares authorized, 74,470,539 and 72,262,829 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	74,471	72,263
Additional paid-in capital	237,763,609	159,884,154
Accumulated other comprehensive loss	(117,656)	(202,142)
Accumulated deficit	(50,881,064)	(55,426,832)
Total Stockholders' Equity	186,839,360	104,327,443
Total Liabilities and Stockholders' Equity	**$ 241,548,125**	**$ 131,289,773**

(1) Derived from Audited Consolidated Financial Statements

Reference: Consolidated Balance Sheet Form 10-Q filed with the SEC for the quarterly period ended June 30, 2021

Celsius Holdings, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the three months ended June 30, 2021	For the three months ended June 30, 2020	For the six months ended June 30, 2021	For the six months ended June 30, 2020
Revenue	$65,073,323	$30,037,227	$115,108,202	$58,222,116
Cost of revenue	36,823,954	17,024,412	66,279,738	32,207,118
Gross profit	28,249,369	13,012,815	48,828,464	26,014,998
Selling and marketing expenses	15,530,988	7,866,871	27,490,041	15,372,918
General and administrative expenses	9,119,532	3,897,619	16,926,198	8,426,165
Total operating expenses	24,650,520	11,764,490	44,416,239	23,799,083
Income from operations	**3,598,849**	**1,248,325**	**4,412,225**	**2,215,915**
Other income/(expense):				
Interest income on note receivable	76,583	92,485	163,113	190,019
Interest expense on bonds	-	(111,419)	-	(247,437)
Interest on other obligations	(1,367)	(9,981)	(2,972)	(9,981)
Amortization of discount on bonds payable	-	(161,382)	-	(327,451)
Other miscellaneous income	108,659	29,863	97,038	35,203
Gain on lease cancellations	-	152,112	-	152,112
Foreign exchange gain/(loss)	177,620	318,331	(123,636)	96,005
Total other income/(expense)	361,495	310,009	133,543	(111,530)
Net income before income taxes	**3,960,344**	**1,558,334**	**4,545,768**	**2,104,385**
Income tax expense	-	-	-	-
Net income	**3,960,344**	**1,558,334**	**4,545,768**	**2,104,385**
Other comprehensive income:				
Foreign currency translation gain/(loss)	276,995	(108,681)	84,486	(223,171)
Comprehensive Income	**4,237,339**	**1,449,653**	**4,630,254**	**1,881,214**
Income per share:				
Basic	$ 0.05	$ 0.02	$ 0.06	$ 0.03
Diluted	$ 0.05	$ 0.02	$ 0.06	$ 0.03
Weighted average shares outstanding:				
Basic	73,158,836	69,396,377	73,655,125	69,444,655
Diluted [1]	77,238,389	71,473,065	77,658,318	71,073,534

Reference: Consolidated Statement of Operations (Unaudited) Form 10-Q filed with the SEC for the quarterly period ended June 30, 2021

Celsius Holdings, Inc.

Reconciliation of Non-GAAP Financial Measure*

(Unaudited)

	Three months ended June 30,		Six months ended June 30,	
	2021	**2020**	**2021**	**2020**
Net income (loss) available to common stockholders (GAAP measure)	**$ 3,960,344**	**$ 1,558,334**	**$ 4,545,768**	**$ 2,104,38[illegible]**
<u>Add back/(Deduct):</u>				
Depreciation and amortization expense	322,424	329,695	633,404	901,39[illegible]
Net interest expense	(75,216)	28,915	(145,079)	67,39[illegible]
Stock-based compensation	4,022,259	1,174,999	7,597,260	2,574,99[illegible]
Other Non-Operational (Gains)/Losses-Net	(286,279)	(379,002)	14,977	(306,420[illegible]
(Gain)/Loss on Note Receivable	-	(121,303)	-	23,10[illegible]
<u>Add back/(Deduct)-Non-recurring one-time charges:</u>				
SEC Registration Costs	-	-	284,004	
Non-GAAP Adjusted EBITDA	**$ 7,943,532**	**$ 2,591,638**	**$ 12,930,334**	**$ 5,364,85[illegible]**

** The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA, a non-GAAP financial measure, may provide users with additional insights into operating performance.*

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